                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05273

                             Van Kampen Income Trust

   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas New York, New York 10020
   --------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020

   --------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/05

INCOME TRUST
SYMBOL: VIN
-------------------------------------------------------------------
AVERAGE ANNUAL                                 BASED ON    BASED ON
TOTAL RETURNS                                    NAV        MARKET

Since Inception (4/22/88)                       6.99%       6.19%

10-year                                         5.87        5.43

5-year                                          5.67        3.79

1-year                                          3.35        1.83
-------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

Trust Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005

Van Kampen Income Trust is managed by the Adviser's Taxable Fixed-Income team.(1) Current team members include Gordon Loery, Jaidip Singh and Menglin Luo, Executive Directors of the Adviser.

MARKET CONDITIONS

A range of events influenced the fixed-income markets in 2005. The series of natural disasters that struck the U.S., combined with soaring energy prices, led to concerns about whether the economy could sustain its level of growth. In the wake of Hurricane Katrina, some observers initially believed that the economy would suffer lingering after effects. As the weeks progressed, however, it became apparent that the impact on the economy would be smaller and more temporary than anticipated. Even the sharply higher energy prices failed to interrupt the positive economic momentum, and real gross domestic product growth continued at a good clip throughout the year.

Given the economy's solid growth and relatively low inflation, the Federal Open Market Committee (the Fed) continued with its tightening policy, raising the federal funds target rate from 2.25 percent to 4.25 percent through eight increases of 25 basis points each. The minutes from the Fed's December meeting, however, indicated that this "measured pace" of increases may slow in the future.

Short- and intermediate-term Treasury yields rose sharply during the year in response to stronger-than-expected economic data and the Fed's numerous tightening moves. In contrast, 10-year Treasury yields experienced little net change for the year and 30-year yields declined slightly. As a result, the yield curve flattened during the reporting period.

The fundamentals of the high yield bond market remained generally positive throughout 2005. Default rates remained low, the economy advanced at a good clip, and corporate earnings trends continued to be favorable. Given the low yields available in the long-term bond market, high yield bonds were also rewarded by income-oriented investors. Yet, the period was also quite volatile, particularly from mid-March through mid-May. The migration of leading auto manufacturers into the high yield universe created doubt about corporate profitability overall and caused heightened concerns of supply/demand imbalances within the high yield market. Sentiment improved as the period progressed and investors returned their attention to the broader fundamentals of the high yield market.

Investment grade corporate bonds underperformed other major U.S. bond market sectors as the credit downgrades of leading auto manufacturers roiled

(1)Team members may change without notice from time to time.
 2
not only the high yield market, but the investment grade segment of the corporate market as well. Sector returns were unevenly distributed, with a few key names driving performance within each sector. Overall, Aa-rated issues posted the highest returns while medium-quality, Baa-rated issues lagged. Among the corporate sub-sectors, the best performers were energy, utilities, and banking issues. The most significant industry laggards were automotive manufacturers and parts producers.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns may differ, as they did during the reporting period. The trust returned
3.35 percent on an NAV basis and 1.83 percent on a market price basis.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005

------------------------------------------------------------------------------
              BASED ON NAV                       BASED ON MARKET PRICE

                 3.35%                                   1.83%
------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Within the investment grade portion of the portfolio, we attempted to keep the trust's overall interest-rate exposure defensively positioned. This posture was beneficial as interest rates rose across the short-term and intermediate-term portions of the curve. However, during periods of rate declines, such as we saw in the early part of the period, this stance detracted from relative performance.

Among its high yield holdings, the trust benefited from its bias away from the transportation sector, the worst performing sector in the high yield market during the period. The trust was particularly well served by its de-emphasis of auto-related companies. Overall security selection in the cable sector and utility sectors further enhanced relative performance. In contrast, security selection in several sectors, including forest products, housing, financials and telecommunications, detracted from relative performance.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the trust in the future.

RATINGS ALLOCATION AS OF 12/31/05
AAA/Aaa                                                          40.8%
A/A                                                               0.3
BBB/Baa                                                           2.1
BB/Ba                                                            20.2
B/B                                                              31.9
CCC/Caa                                                           4.4
CC/Ca                                                             0.1
Non-Rated                                                         0.2

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/05
U.S. Government Agency Obligations                               31.7%
Healthcare                                                        4.2
Chemicals                                                         3.3
Media-Cable                                                       3.2
Electric                                                          2.5
Integrated Energy                                                 2.4
Gaming                                                            2.2
Consumer Products                                                 2.0
Media-Noncable                                                    2.0
Retail                                                            1.7
Wireless Communications                                           1.6
Automotive                                                        1.5
Home Construction                                                 1.5
Food/Beverage                                                     1.5
Paper                                                             1.5
Transportation Services                                           1.4
Natural Gas Pipelines                                             1.1
Metals                                                            1.1
Technology                                                        1.1
Oil Field Services                                                1.1
Packaging                                                         1.1
Lodging                                                           0.9
Independent Energy                                                0.7
Wireline Communications                                           0.7
Environmental & Facilities Services                               0.6
Railroads                                                         0.5
Supermarkets                                                      0.5
Building Materials                                                0.4
Diversified Manufacturing                                         0.4
Refining                                                          0.4
Aerospace & Defense                                               0.4
Tobacco                                                           0.4
Services                                                          0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/05
                                       (continued from previous page)
Construction Machinery                                            0.3
Noncaptive-Consumer Finance                                       0.2
Pharmaceuticals                                                   0.2
Sovereigns                                                        0.2
                                                                -----
Total Long-Term Investments                                      76.9%
Short-Term Investments                                           23.1
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings are as a percentage of long-term debt investments and summary of investments by industry classification are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          DOMESTIC CORPORATE BONDS  42.0%
          AEROSPACE & DEFENSE  0.4%
$  400    K & F Acquisition, Inc. ..............    7.750%        11/15/14         $   406,000
                                                                                   -----------

          AUTOMOTIVE  1.7%
   115    Arvin Meritor, Inc. ..................    8.750         03/01/12             110,687
   270    Ford Motor Credit Co. ................    5.625         10/01/08             237,056
   300    General Motors Acceptance Corp. ......    4.375         12/10/07             266,697
   330    General Motors Acceptance Corp. ......    6.875         09/15/11             301,285
    80    General Motors Acceptance Corp. ......    6.875         08/28/12              72,200
   125    General Motors Corp. .................    7.125         07/15/13              83,125
   250    General Motors Corp. .................    8.375         07/15/33             166,250
   415    Lear Corp. ...........................    8.110         05/15/09             386,518
                                                                                   -----------
                                                                                     1,623,818
                                                                                   -----------
          BUILDING MATERIALS  0.5%
   445    NMHG Holdings Co. ....................   10.000         05/15/09             476,150
                                                                                   -----------

          CHEMICALS  2.9%
   100    Equistar Chemicals LP.................   10.625         05/01/11             110,500
   240    Huntsman ICI Chemicals LLC............   10.125         07/01/09             249,000
   250    Innophos, Inc.,144A--Private Placement
          (a)...................................    8.875         08/15/14             253,125
   146    Innophos, Inc.,144A--Private Placement
          (Floating Rate) (a)...................   12.340         02/15/15             138,331
   140    ISP Chemco, Inc., Ser B...............   10.250         07/01/11             149,800
   300    ISP Holdings, Inc., Ser B.............   10.625         12/15/09             316,500
   230    JohnsonDiversey, Inc. ................    9.625         05/15/12             232,300
    80    Koppers, Inc. ........................    9.875         10/15/13              87,200
   225    Lyondell Chemical Co. ................   10.500         06/01/13             256,781
   225    Millennium America, Inc. .............    7.000         11/15/06             230,062
    95    Nalco Co. ............................    7.750         11/15/11              98,087
   370    Nalco Co. ............................    8.875         11/15/13             389,425
   204    Rockwood Specialties Group, Inc. .....   10.625         05/15/11             224,655
    75    Rockwood Specialties Group, Inc.
          (EUR).................................    7.625         11/15/14              92,122
                                                                                   -----------
                                                                                     2,827,888
                                                                                   -----------
          CONSTRUCTION MACHINERY  0.3%
    25    Manitowoc Co., Inc. (EUR).............   10.375         05/15/11              32,113
   214    Manitowoc Co., Inc. ..................   10.500         08/01/12             238,610
                                                                                   -----------
                                                                                       270,723
                                                                                   -----------
          CONSUMER PRODUCTS  2.1%
   160    Amscan Holdings, Inc. ................    8.750         05/01/14             135,600
   370    Iron Mountain, Inc. ..................    8.625         04/01/13             387,575
   545    Levi Strauss & Co. (Floating Rate)....    8.804         04/01/12             551,812
   120    Oxford Industrials, Inc. .............    8.875         06/01/11             122,850
   250    Phillips Van-Heusen Corp. ............    7.250         02/15/11             255,000
   315    Rayovac Corp. ........................    8.500         10/01/13             276,412

 8                                             See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          CONSUMER PRODUCTS (CONTINUED)
$  175    Spectrum Brands, Inc. ................    7.375%        02/01/15         $   147,000
   194    Tempur-Pedic, Inc. ...................   10.250         08/15/10             210,732
                                                                                   -----------
                                                                                     2,086,981
                                                                                   -----------
          DIVERSIFIED MANUFACTURING  0.4%
   250    Hexcel Corp. .........................    6.750         02/01/15             242,500
   200    Propex Fabrics, Inc. .................   10.000         12/01/12             179,500
                                                                                   -----------
                                                                                       422,000
                                                                                   -----------
          ELECTRIC  2.6%
    41    AES Corp. ............................    9.375         09/15/10              44,997
    26    AES Corp. ............................    8.875         02/15/11              28,242
   160    AES Corp. ............................    7.750         03/01/14             168,600
   260    AES Corp., 144A--Private Placement
          (a)...................................    9.000         05/15/15             286,000
   300    CMS Energy Corp. .....................    7.500         01/15/09             310,500
   100    CMS Energy Corp. .....................    6.300         02/01/12              99,375
   200    Dynegy Holdings, Inc., 144A--Private
          Placement (a).........................    9.875         07/15/10             220,250
    75    IPALCO Enterprises, Inc. .............    8.625         11/14/11              82,125
   260    Monongahela Power Co. ................    5.000         10/01/06             259,915
   170    Nevada Power Co. .....................    8.250         06/01/11             189,125
   140    Nevada Power Co. .....................    9.000         08/15/13             154,876
   625    PSEG Energy Holdings..................    8.625         02/15/08             653,125
   100    Reliant Energy, Inc. .................    6.750         12/15/14              87,750
                                                                                   -----------
                                                                                     2,584,880
                                                                                   -----------
          ENVIRONMENTAL & FACILITIES SERVICES  0.7%
   110    Allied Waste North America, Inc. .....    6.500         11/15/10             109,450
   115    Allied Waste North America, Inc. .....    5.750         02/15/11             109,537
   310    Allied Waste North America, Inc. .....    6.375         04/15/11             303,800
   123    Allied Waste North America, Inc., Ser
          B.....................................    9.250         09/01/12             133,762
                                                                                   -----------
                                                                                       656,549
                                                                                   -----------
          FOOD/BEVERAGE  1.6%
   195    Michael Foods, Inc. ..................    8.000         11/15/13             200,850
   580    Pilgrim's Pride Corp. ................    9.625         09/15/11             620,600
   140    Pilgrim's Pride Corp. ................    9.250         11/15/13             150,150
   150    Smithfield Foods, Inc. ...............    7.000         08/01/11             153,750
   430    Smithfield Foods, Inc., Ser B.........    8.000         10/15/09             455,800
                                                                                   -----------
                                                                                     1,581,150
                                                                                   -----------
          GAMING  2.3%
   250    Caesars Entertainment.................    8.875         09/15/08             270,937
   530    Isle of Capri Casinos, Inc. ..........    7.000         03/01/14             519,400
   255    Las Vegas Sands Corp. ................    6.375         02/15/15             246,712
   725    MGM Mirage, Inc. .....................    6.000         10/01/09             724,094
    60    MGM Mirage, Inc. .....................    5.875         02/27/14              57,600
   465    Station Casinos, Inc. ................    6.000         04/01/12             466,162
                                                                                   -----------
                                                                                     2,284,905
                                                                                   -----------

See Notes to Financial Statements                                              9

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          HEALTHCARE  4.5%
$  520    AmerisourceBergen Corp.144A--Private
          Placement (a).........................    5.625%        09/15/12         $   522,600
   200    Community Health Systems, Inc. .......    6.500         12/15/12             195,750
   205    Davita, Inc. .........................    6.625         03/15/13             209,613
   225    Fisher Scientific International, Inc.
          144A--Private Placement (a)...........    6.125         07/01/15             226,125
    38    Fresenius Medical Care Capital Trust
          II....................................    7.875         02/01/08             388,125
   240    Fresenius Medical Care Capital Trust
          IV....................................    7.875         06/15/11             256,800
   140    HCA, Inc. ............................    8.700         02/10/10             153,196
   355    HCA, Inc. ............................    8.750         09/01/10             394,404
   105    HCA, Inc. ............................    6.300         10/01/12             106,049
   240    Medcath Holdings Corp. ...............    9.875         07/15/12             254,400
    50    National Nephrology Associates, Inc.,
          144A--Private Placement (a)...........    9.000         11/01/11              55,625
   185    Omnicare, Inc. .......................    6.750         12/15/13             188,006
   250    Res Care Inc., 144A--Private Placement
          (a)...................................    7.750         10/15/13             251,250
    80    Tenet Healthcare Corp. ...............    7.375         02/01/13              74,200
   275    Tenet Healthcare Corp. ...............    9.875         07/01/14             279,813
   480    Ventas Realty Ltd Partnership.........    6.750         06/01/10             494,400
   335    VWR International, Inc. ..............    6.875         04/15/12             334,163
                                                                                   -----------
                                                                                     4,384,519
                                                                                   -----------
          HOME CONSTRUCTION  1.7%
   535    Associated Materials, Inc. (c)........ 0/11.250         03/01/14             264,825
   160    Goodman Global Holdings Inc.,
          144A--Private Placement (a)...........    7.875         12/15/12             149,600
    85    Goodman Global Holdings Inc.,
          144A--Private Placement (Floating
          Rate) (a).............................    7.491         06/15/12              84,575
    65    Interface, Inc. ......................    7.300         04/01/08              65,975
    75    Interface, Inc. ......................   10.375         02/01/10              81,563
   255    Interface, Inc. ......................    9.500         02/01/14             255,000
   360    Nortek, Inc. .........................    8.500         09/01/14             349,200
    75    Technical Olympic USA, Inc. ..........    9.000         07/01/10              76,219
   180    Technical Olympic USA, Inc. ..........    9.000         07/01/10             182,925
   115    Technical Olympic USA, Inc. ..........   10.375         07/01/12             113,706
                                                                                   -----------
                                                                                     1,623,588
                                                                                   -----------
          INDEPENDENT ENERGY  0.7%
   240    Equistar Chemicals LP.................   10.125         09/01/08             261,600
   465    Massey Energy Co., 144A--Private
          Placement (a).........................    6.875         12/15/13             471,394
                                                                                   -----------
                                                                                       732,994
                                                                                   -----------
          INTEGRATED ENERGY  2.2%
   370    Chaparral Energy, Inc., 144A--Private
          Placement (a).........................    8.500         12/01/15             384,800

 10                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          INTEGRATED ENERGY (CONTINUED)
$  280    Chesapeake Energy Corp. ..............    7.500%        09/15/13         $   298,900
   260    Chesapeake Energy Corp. ..............    6.625         01/15/16             264,550
   350    El Paso Production Holding Co. .......    7.750         06/01/13             364,875
    60    Hanover Compressor Co. ...............    8.625         12/15/10              63,750
    95    Hanover Equipment Trust...............    8.750         09/01/11             100,938
    91    Hanover Equipment Trust, Ser A........    8.500         09/01/08              94,754
   320    Hilcorp Energy Finance Corp.,
          144A--Private Placement (a)...........    7.750         11/01/15             327,200
    50    MSW Energy Holdings LLC...............    8.500         09/01/10              53,500
   215    Pacific Energy Partners...............    7.125         06/15/14             222,525
                                                                                   -----------
                                                                                     2,175,792
                                                                                   -----------
          LODGING  1.0%
    33    HMH Properties, Inc. .................    7.875         08/01/08              33,536
   240    Host Marriott LP......................    7.125         11/01/13             250,800
   500    Host Marriott LP......................    6.375         03/15/15             501,250
   140    Starwood Hotels & Resorts Worldwide,
          Inc. .................................    7.875         05/01/12             155,050
                                                                                   -----------
                                                                                       940,636
                                                                                   -----------
          MEDIA-CABLE  2.1%
   400    Cablevision Systems Corp. (Floating
          Rate).................................    8.716         04/01/09             406,000
   293    Cch I LLC, 144A--Private Placement
          (a)...................................   11.000         10/01/15             247,585
   320    Echostar DBS Corp. ...................    6.375         10/01/11             309,600
   200    Echostar DBS Corp. ...................    6.625         10/01/14             192,750
   120    General Cable Corp. ..................    9.500         11/15/10             127,800
   110    Lin Television Corp. .................    6.500         05/15/13             106,013
   140    Lin Television Corp., Ser B...........    6.500         05/15/13             134,925
    45    PanAmSat Corp. .......................    9.000         08/15/14              47,363
   440    PanAmSat Holding Corp. (c)............ 0/10.375         11/01/14             310,200
 1,000    Park N View, Inc., Ser B (d) (e)
          (f)...................................   13.000         05/15/08                   0
   135    Renaissance Media Group (c)........... 0/10.000         04/15/08             135,844
                                                                                   -----------
                                                                                     2,018,080
                                                                                   -----------
          MEDIA-NONCABLE  1.7%
    45    Advanstar Communications, Inc. .......   10.750         08/15/10              49,556
   175    AMC Entertainment, Inc. (Floating
          Rate).................................    8.590         08/15/10             180,906
   127    Dex Media East LLC....................   12.125         11/15/12             149,225
   171    Dex Media West LLC, Ser B.............    9.875         08/15/13             190,665
   130    Houghton Mifflin Co. .................    8.250         02/01/11             134,875
   370    Houghton Mifflin Co. .................    9.875         02/01/13             397,288
   220    Nebraska Book Co., Inc. ..............    8.625         03/15/12             203,500
   375    Primedia, Inc. .......................    8.875         05/15/11             347,813
                                                                                   -----------
                                                                                     1,653,828
                                                                                   -----------

See Notes to Financial Statements                                             11

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          METALS  0.6%
$  100    Doe Run Resources Corp. (Acquired
          03/06/98, Cost $172,660) (g) (i)......   11.750%        11/01/08         $    78,612
    85    Foundation, PA Coal Co. ..............    7.250         08/01/14              88,294
   245    UCAR Finance, Inc. ...................   10.250         02/15/12             260,006
   189    United States Steel Corp. ............    9.750         05/15/10             206,483
                                                                                   -----------
                                                                                       633,395
                                                                                   -----------
          NATURAL GAS PIPELINES  1.2%
   210    Colorado Interstate Gas Co.,
          144A--Private Placement (a)...........    6.800         11/15/15             215,623
   315    Dynegy Holdings, Inc. ................    6.875         04/01/11             311,850
    55    Northwest Pipeline Corp. .............    8.125         03/01/10              58,575
   105    Southern Natural Gas Co. .............    8.875         03/15/10             112,740
   470    Williams Cos., Inc. ..................    7.875         09/01/21             511,125
                                                                                   -----------
                                                                                     1,209,913
                                                                                   -----------
          NONCAPTIVE-CONSUMER FINANCE  0.3%
   255    Residential Capital Corp. ............    6.375         06/30/10             259,360
                                                                                   -----------

          OIL FIELD SERVICES  1.1%
   225    Hanover Compressor Co. ...............    9.000         06/01/14             246,375
   170    Hilcorp Energy Finance Corp.,
          144A--Private Placement (a)...........   10.500         09/01/10             189,125
   104    Magnum Hunter Resources, Inc. ........    9.600         03/15/12             113,360
   230    MSW Energy Holdings II LLC............    7.375         09/01/10             237,475
   260    Pogo Producing Co., 144A--Private
          Placement (a).........................    6.875         10/01/17             254,800
                                                                                   -----------
                                                                                     1,041,135
                                                                                   -----------
          PACKAGING  1.0%
   180    Crown Americas LLC, 144A--Private
          Placement (a).........................    7.625         11/15/13             187,650
    65    Owens-Illinois, Inc. .................    7.350         05/15/08              66,138
   680    Owens-Illinois, Inc. .................    7.500         05/15/10             693,600
                                                                                   -----------
                                                                                       947,388
                                                                                   -----------
          PAPER  1.0%
   230    Graham Packaging Co. .................    8.500         10/15/12             227,700
   285    Graham Packaging Co. .................    9.875         10/15/14             279,300
   350    Graphic Packaging International,
          Inc. .................................    9.500         08/15/13             336,000
    65    Pliant Corp. .........................   11.125         09/01/09              58,175
   135    Pliant Corp. (d)......................   13.000         06/01/10              27,000
   110    Pliant Corp. (d)......................   13.000         06/01/10              22,000
                                                                                   -----------
                                                                                       950,175
                                                                                   -----------
          PHARMACEUTICALS  0.2%
   245    Warner Chilcott Corp., 144A--Private
          Placement (a).........................    8.750         02/01/15             226,625
                                                                                   -----------

 12                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          RAILROADS  0.5%
$  505    Amsted Industries, Inc., 144A--Private
          Placement (a).........................   10.250%        10/15/11         $   542,875
                                                                                   -----------

          REFINING  0.4%
   390    Vintage Petroleum, Inc. ..............    7.875         05/15/11             409,500
                                                                                   -----------

          RETAIL  1.5%
   210    Brown Shoe Co., Inc. .................    8.750         05/01/12             220,500
   140    General Nutrition Center, Inc. .......    8.500         12/01/10             121,100
   480    JC Penny Co., Inc. ...................    8.000         03/01/10             528,119
   350    Petro Shopping Center Financial.......    9.000         02/15/12             353,500
   210    Rite Aid Corp. .......................    8.125         05/01/10             214,725
                                                                                   -----------
                                                                                     1,437,944
                                                                                   -----------
          SERVICES  0.4%
   280    Buhrmann US, Inc. ....................    8.250         07/01/14             282,450
   100    Buhrmann US, Inc. ....................    7.875         03/01/15              98,125
                                                                                   -----------
                                                                                       380,575
                                                                                   -----------
          SUPERMARKETS  0.5%
   225    Delhaize America, Inc. ...............    8.125         04/15/11             246,390
   219    Kroger Co., 144A--Private Placement
          (a)...................................    8.500         07/15/17             240,675
                                                                                   -----------
                                                                                       487,065
                                                                                   -----------
          TECHNOLOGY  0.7%
   270    Eastman Kodak Co. ....................    7.250         11/15/13             259,420
   170    Iron Mountain, Inc. ..................    7.750         01/15/15             172,125
   235    Sungard Data Sys, Inc., 144A--Private
          Placement (a).........................    9.125         08/15/13             244,400
    20    Sungard Data Sys, Inc., 144A--Private
          Placement (Floating Rate) (a).........    8.525         08/15/13              20,800
                                                                                   -----------
                                                                                       696,745
                                                                                   -----------
          TOBACCO  0.4%
   390    RJ Reynolds Tobacco Holdings Inc.,
          144A--Private Placement (a)...........    6.500         07/15/10             390,000
                                                                                   -----------

          TRANSPORTATION SERVICES  1.0%
   640    Sonic Automotive, Inc. ...............    8.625         08/15/13             622,400
   356    TRW Automotive, Inc. .................    9.375         02/15/13             387,150
                                                                                   -----------
                                                                                     1,009,550
                                                                                   -----------
          WIRELESS COMMUNICATIONS  1.5%
   185    American Tower Corp. .................    7.500         05/01/12             194,250
   190    American Tower Corp. .................    7.125         10/15/12             196,650
   250    Nextel Communications Inc., Ser E.....    6.875         10/31/13             261,021
   145    Rural Cellular Corp. (Floating
          Rate).................................    8.991         03/15/10             149,713
   235    SBA Communications Corp. (c)..........  0/9.750         12/15/11             219,138
   123    SBA Communications Corp. .............    8.500         12/01/12             137,145

See Notes to Financial Statements                                             13

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          WIRELESS COMMUNICATIONS (CONTINUED)
$  250    UbiquiTel Operating Co. ..............    9.875%        03/01/11         $   278,125
                                                                                   -----------
                                                                                     1,436,042
                                                                                   -----------
          WIRELINE COMMUNICATIONS  0.3%
   250    Exodus Communications, Inc. (d) (e)
          (f)...................................   11.250         07/01/08                   0
   400    Exodus Communications, Inc. (d) (e)
          (f)...................................   11.625         07/15/10                   0
   300    Qwest Communications International,
          Inc. (Floating Rate)..................    7.840         02/15/09             305,625
                                                                                   -----------
                                                                                       305,625
                                                                                   -----------
TOTAL DOMESTIC CORPORATE BONDS  42.0%...........................................    41,114,393
                                                                                   -----------

          FOREIGN BONDS AND DEBT SECURITIES (US$)  6.6%
          BERMUDA  0.5%
   205    Intelsat Bermuda Ltd., 144A--Private
          Placement (Floating Rate) (a).........    8.695         01/15/12             209,356
    25    Intelsat Bermuda Ltd., 144A--Private
          Placement (a).........................    8.250         01/15/13              25,375
   270    Intelsat Bermuda Ltd., 144A--Private
          Placement (a).........................    8.625         01/15/15             274,050
                                                                                   -----------
                                                                                       508,781
                                                                                   -----------
          CANADA  3.0%
   139    Abitibi-Consolidated, Inc. ...........    8.550         08/01/10             141,432
    80    Abitibi-Consolidated, Inc. ...........    7.750         06/15/11              76,600
    60    Abitibi-Consolidated, Inc. ...........    6.000         06/20/13              51,150
   398    CanWest Media, Inc. ..................    8.000         09/15/12             408,534
   500    CHC Helicopter Corp. .................    7.375         05/01/14             508,125
   285    Husky Oil Ltd. (Floating Rate)........    8.900         08/15/28             307,112
    90    Jean Coutu Group (PJC), Inc. .........    7.625         08/01/12              89,100
   275    Jean Coutu Group (PJC), Inc. .........    8.500         08/01/14             253,000
   260    Nortel Networks Corp. ................    4.250         09/01/08             245,050
   250    Nortel Networks Ltd. .................    6.125         02/15/06             251,250
   410    Novelis, Inc.,144A--Private
          Placement (a).........................    7.250         02/15/15             384,375
   350    Tembec Industries, Inc. ..............    7.750         03/15/12             189,000
                                                                                   -----------
                                                                                     2,904,728
                                                                                   -----------
          FRANCE  0.8%
   115    Compagnie Generale de
          Geophysique, SA.......................    7.500         05/15/15             119,600
   125    Crown European Holdings SA (EUR)......    6.250         09/01/11             158,532
   150    Rhodia SA (EUR).......................    8.000         06/01/10             187,352
   285    Rhodia SA.............................    8.875         06/01/11             293,550
                                                                                   -----------
                                                                                       759,034
                                                                                   -----------

 14                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          GERMANY  0.7%
$  260    Cognis Deutschland, 144A--Private
          Placement (Floating Rate) (EUR) (a)...    7.226%        11/15/13         $   316,664
   325    Kabel Deutschland, 144A--Private
          Placement (a).........................   10.625         07/01/14             343,687
                                                                                   -----------
                                                                                       660,351
                                                                                   -----------
          IRELAND  0.1%
   100    JSG Funding PLC (EUR).................   10.125         10/01/12             127,861
                                                                                   -----------

          LUXEMBOURG  1.1%
   345    Cablecom Luxembourg, 144A--Private
          Placement (EUR) (a)...................    9.375         04/15/14             468,181
   110    JohnsonDiversey, Inc. (EUR)...........    9.625         05/15/12             131,531
   140    SGL Carbon Luxembourg SA,
          144A--Private Placement (EUR) (a).....    8.500         02/01/12             182,321
   280    Wind Acquisition Finance SA,
          144A--Private Placement (a)...........   10.750         12/01/15             290,500
                                                                                   -----------
                                                                                     1,072,533
                                                                                   -----------
          MEXICO  0.4%
   350    Axtel SA..............................   11.000         12/15/13             397,250
   105    Satelites Mexicanos SA, Ser B (d)
          (e)...................................   10.125         11/01/04              50,400
                                                                                   -----------
                                                                                       447,650
                                                                                   -----------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  6.6%...................................     6,480,938
                                                                                   -----------

          COLLATERALIZED MORTGAGE OBLIGATIONS  1.7%
    59    Federal Home Loan Mortgage Corp. .....    5.000         08/15/12              59,387
   318    Federal Home Loan Mortgage Corp.
          (Floating Rate) REMIC.................    4.529         09/25/45             317,717
   238    Federal Home Loan Mortgage Corp.
          (Floating Rate).......................    4.969         03/15/34             241,974
    95    Federal Home Loan Mortgage Corp.
          (Interest Only) (h)...................    3.630         03/15/32               8,282
   584    Federal Home Loan Mortgage Corp.
          (Interest Only).......................    5.000   09/15/14 to 12/15/16        47,929
   104    Federal Home Loan Mortgage Corp.
          (Interest Only).......................    6.000         05/15/30               7,054
   283    Federal Home Loan Mortgage Corp.
          (Interest Only) (Floating Rate) REMIC
          (h)...................................    2.630         06/17/27               9,912
   312    Federal National Mortgage Association
          (Floating Rate).......................    4.580         05/25/35             312,298
   318    Federal National Mortgage Association
          (Floating Rate).......................    4.770         12/18/32             320,748
   283    Federal National Mortgage Association
          (Interest Only).......................    5.500   06/25/26 to 05/25/27        16,377
   303    Federal National Mortgage Association
          (Interest Only).......................    6.000   08/25/32 to 07/25/33        46,918

See Notes to Financial Statements                                             15

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  681    Federal National Mortgage Association
          (Interest Only).......................    6.500%  07/01/31 to 05/25/33   $   149,494
    40    Federal National Mortgage Association
          (Interest Only).......................    8.000         05/01/30               8,991
   168    Federal National Mortgage Association
          (Interest Only) REMIC.................    7.000   03/01/32 to 04/25/33        37,294
   295    Government National Mortgage
          Association (Interest Only) REMIC
          (h)...................................    4.030         06/16/27              12,986
   122    Government National Mortgage
          Association (Interest Only) REMIC
          (h)...................................    3.030         05/16/32               6,704
   118    Government National Mortgage
          Association (Interest Only) REMIC
          (h)...................................    3.630         05/16/32               5,364
                                                                                   -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  1.7%.................................     1,609,429
                                                                                   -----------

          MORTGAGE BACKED SECURITIES  17.2%
   368    Federal Home Loan Mortgage Corp. .....    7.500   11/01/29 to 06/01/32       386,743
    98    Federal Home Loan Mortgage Corp.
          (ARM).................................    3.566         07/01/34              95,032
   255    Federal Home Loan Mortgage Corp.
          (ARM).................................    4.171         08/01/34             252,534
 1,425    Federal Home Loan Mortgage Corp.,
          January...............................    5.000           TBA              1,410,750
 1,150    Federal Home Loan Mortgage Corp.,
          January...............................    5.500           TBA              1,156,829
 1,500    Federal National Mortgage Association,
          February..............................    4.500           TBA              1,443,593
   397    Federal National Mortgage Association
          REMIC.................................    4.748         05/28/35             398,643
   133    Federal National Mortgage Association
          REMIC.................................    4.761         05/28/35             133,331
   893    Federal National Mortgage
          Association...........................    6.500   06/01/15 to 01/01/34       918,425
 5,475    Federal National Mortgage
          Association...........................    7.000   03/01/15 to 12/01/35     5,713,414
   376    Federal National Mortgage
          Association...........................    7.500   03/01/15 to 03/01/32       393,800
   123    Federal National Mortgage Association
          (ARM).................................    3.588         07/01/34             121,084
   254    Federal National Mortgage Association
          (ARM).................................    4.045         07/01/33             254,018
   153    Federal National Mortgage Association
          (ARM).................................    4.116         09/01/34             151,423
   139    Federal National Mortgage Association
          (ARM).................................    4.170         10/01/34             138,065
   137    Federal National Mortgage Association
          (ARM).................................    4.246         10/01/34             135,608
   426    Federal National Mortgage Association
          (ARM).................................    4.334         02/01/34             425,507

 16                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  400    Federal National Mortgage Association,
          February..............................    6.000%          TBA            $   403,250
 1,000    Federal National Mortgage Association,
          January...............................    5.500           TBA                990,312
   500    Federal National Mortgage Association,
          January...............................    6.000           TBA                504,688
   300    Federal National Mortgage Association,
          January...............................    7.000           TBA                313,031
   124    Government National Mortgage
          Association...........................    7.000   07/15/29 to 01/15/30       130,075
   328    Government National Mortgage
          Association...........................    7.500   07/15/23 to 09/15/29       346,799
   201    Government National Mortgage
          Association...........................    8.000   03/15/17 to 10/15/22       215,205
   116    Government National Mortgage
          Association...........................    8.500   07/15/24 to 12/15/24       126,682
   221    Government National Mortgage
          Association...........................    9.000   08/15/16 to 12/15/24       241,056
    72    Government National Mortgage
          Association...........................    9.500   11/15/09 to 01/15/17        78,569
                                                                                   -----------
TOTAL MORTGAGE BACKED SECURITIES  17.2%.........................................    16,878,466
                                                                                   -----------

          U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  3.7%
 1,100    Federal Home Loan Mortgage Corp. .....    7.000         03/15/10           1,195,172
   785    Federal National Mortgage
          Association...........................    6.625         11/15/30             971,175
 1,250    Federal National Mortgage
          Association...........................    7.125         06/15/10           1,368,614
   100    Federal National Mortgage
          Association...........................    7.250         01/15/10             109,054
                                                                                   -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.........................     3,644,015
                                                                                   -----------

          UNITED STATES TREASURY OBLIGATIONS  11.1%
 1,600    United States Treasury Bonds..........    5.250         02/15/29           1,746,438
   840    United States Treasury Bonds..........    6.125         08/15/29           1,023,455
 1,230    United States Treasury Bonds..........    6.375         08/15/27           1,524,096
 1,810    United States Treasury Bonds..........    7.625         02/15/25           2,494,549
   335    United States Treasury Notes..........    3.875         02/15/13             324,806
 2,250    United States Treasury Notes (j)......    4.250         08/15/13           2,230,578
 1,000    United States Treasury Notes..........    4.250         11/15/13             990,782
 1,200    United States Treasury Notes
          (STRIPS)..............................    *             05/15/25             488,890
                                                                                   -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS........................................    10,823,594
                                                                                   -----------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATION  0.2%
   180    United Mexican States (Mexico)........    8.375         01/14/11             205,650
                                                                                   -----------

See Notes to Financial Statements                                             17

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

DESCRIPTION                                                                               VALUE
--------------------------------------------------------------------------------------------------
EQUITIES  0.0%
Doe Run Resources Corp. (1 Common Stock Warrant) (f) (k)............................   $         0
HF Holdings, Inc. (5,260 Common Stock Warrants) (f) (k).............................             0
Optel, Inc. (500 Common Shares) (f).................................................             0
Park N View, Inc., 144A--Private Placement (1,000 Common Stock Warrants) (a) (e) (f)
(k).................................................................................             0
                                                                                       -----------
TOTAL EQUITIES......................................................................             0
                                                                                       -----------

TOTAL LONG-TERM INVESTMENTS  82.5%
  (Cost $81,947,481)................................................................    80,756,485
                                                                                       -----------

SHORT-TERM INVESTMENTS  24.8%
REPURCHASE AGREEMENT  9.4%
State Street Bank & Trust Co. ($9,177,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 4.12%, dated 12/30/05, to be
sold on 01/03/06 at $9,181,201).....................................................     9,177,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  15.4%
Federal Home Loan Bank ($15,000,000 par, yielding 3.401%, 01/03/06 maturity)........    14,997,167
United States Treasury Bills ($100,000 par, yielding 3.171%, 01/12/06
maturity) (b).......................................................................        99,903
                                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS............................................    15,097,070
                                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $24,274,070)................................................................    24,274,070
                                                                                       -----------

TOTAL INVESTMENTS  107.3%
  (Cost $106,221,551)...............................................................   105,030,555

FOREIGN CURRENCY  0.0%
  (Cost $188).......................................................................           185

LIABILITIES IN EXCESS OF OTHER ASSETS  (7.3%).......................................    (7,165,467)
                                                                                       -----------

NET ASSETS  100.0%..................................................................   $97,865,273
                                                                                       ===========

*   Zero coupon bond

Percentages are calculated as a percentage of net assets.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) All or a portion of this security has been physically segregated in connection with open futures contracts.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) Non-income producing as security is in default.

(e) This borrower has filed for protection in federal bankruptcy court.

(f) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

 18                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

(g) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. The restricted security comprises 0.1% of net assets.

(h) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holding s, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(i) Payment-in-kind security.

(j) Security purchased on a when-issued or delayed delivery basis.

(k) Non-income producing security.

ARM--Adjustable Rate Mortgage

EUR--Eurodollar

REMIC--Real Estate Mortgage Investment Conduits

STRIPS--Separate Trading of Registered Interest and Principal of Securities

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

             FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2005:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 10-Year Futures March 2006 (Current
  Notional Value of $109,406 per contract)..................      84          $57,598
U.S. Treasury Bonds Futures March 2006 (Current Notional
  Value of $114,188 per contract)...........................       6           10,544
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures March 2006 (Current
  Notional Value of $106,344 per contract)..................      79          (27,972)
U.S. Treasury Notes 2-Year Futures March 2006 (Current
  Notional Value of $102,594 per contract)..................      12             (939)
                                                                 ---          -------
                                                                 181          $39,231
                                                                 ===          =======

See Notes to Financial Statements                                             19

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005 continued

    FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2005:

                                                                                    UNREALIZED
                                                                      CURRENT      APPRECIATION/
                                                  IN EXCHANGE FOR      VALUE       DEPRECIATION
SHORT CONTRACTS:
Euro Currency
  240,000 expiring 1/26/06......................       US$           $  284,557       $ 4,907
  874,000 expiring 1/26/06......................       US$            1,036,262        17,170
  259,000 expiring 1/26/06......................       US$              307,085         5,166
  45,000 expiring 1/26/06.......................       US$               53,354           943
                                                                     ----------       -------
                                                                     $1,681,258       $28,186
                                                                     ==========       =======

 20                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Total Investments (Cost $106,221,551).......................  $105,030,555
Foreign Currency (Cost $188)................................           185
Cash........................................................           654
Receivables:
  Investments Sold..........................................     1,842,637
  Interest..................................................     1,289,584
Forward Foreign Currency Contracts..........................        28,186
Other.......................................................        33,264
                                                              ------------
    Total Assets............................................   108,225,065
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,004,807
  Investment Advisory Fee...................................        54,044
  Income Distributions......................................        38,458
  Variation Margin on Futures...............................        11,297
  Other Affiliates..........................................         1,713
Trustees' Deferred Compensation and Retirement Plans........       169,092
Accrued Expenses............................................        80,381
                                                              ------------
    Total Liabilities.......................................    10,359,792
                                                              ------------
NET ASSETS..................................................  $ 97,865,273
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($97,865,273 divided by
  15,371,738 shares outstanding)............................  $       6.37
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,371,738 shares issued and outstanding).....  $120,152,605
Accumulated Undistributed Net Investment Income.............      (430,333)
Net Unrealized Depreciation.................................    (1,123,764)
Accumulated Net Realized Loss...............................   (20,733,235)
                                                              ------------
NET ASSETS..................................................  $ 97,865,273
                                                              ============

See Notes to Financial Statements                                             21

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
Interest....................................................  $ 6,013,948
Dividends...................................................       54,437
Other.......................................................       77,337
                                                              -----------
    Total Income............................................    6,145,722
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      646,730
Trustees' Fees and Related Expenses.........................       52,980
Custody.....................................................       48,447
Legal.......................................................        6,061
Other.......................................................      172,497
                                                              -----------
    Total Expenses..........................................      926,715
    Less Credits Earned on Cash Balances....................        1,511
                                                              -----------
    Net Expenses............................................      925,204
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,220,518
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,092,927)
  Futures...................................................       85,950
  Foreign Currency Transactions.............................      241,339
                                                              -----------
Net Realized Loss...........................................     (765,638)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      791,159
                                                              -----------
  End of the Period:
    Investments.............................................   (1,190,996)
    Futures.................................................       39,231
    Forward Foreign Currency Contracts......................       28,186
    Foreign Currency Translation............................         (185)
                                                              -----------
                                                               (1,123,764)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,914,923)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,680,561)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,539,957
                                                              ===========

 22                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31, 2005    DECEMBER 31, 2004
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  5,220,518         $  5,138,752
Net Realized Gain/Loss...............................        (765,638)             897,502
Net Unrealized Appreciation/Depreciation During the
  Period.............................................      (1,914,923)             833,683
                                                         ------------         ------------
Change in Net Assets from Operations.................       2,539,957            6,869,937

Distributions from Net Investment Income.............      (5,824,258)          (5,072,676)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (3,284,301)           1,797,261
NET ASSETS:
Beginning of the Period..............................     101,149,574           99,352,313
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $(430,333)
  and $(264,593), respectively)......................    $ 97,865,273         $101,149,574
                                                         ============         ============

See Notes to Financial Statements                                             23

VAN KAMPEN INCOME TRUST

FINANCIAL HIGHLIGHTS
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED DECEMBER 31,
                                                --------------------------------------------
                                                2005      2004     2003      2002      2001
                                                --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....... $6.58    $ 6.46    $6.10    $ 6.51    $ 6.85
                                                -----    ------    -----    ------    ------
  Net Investment Income........................   .39       .33      .32       .39       .53
  Net Realized and Unrealized Gain/Loss........  (.17)      .12      .41      (.33)     (.29)
                                                -----    ------    -----    ------    ------
Total from Investment Operations...............   .22       .45      .73       .06       .24
                                                -----    ------    -----    ------    ------
Less:
  Distributions from Net Investment Income.....   .43       .33      .34       .47       .58
  Return of Capital Distributions..............   -0-       -0-      .03       -0-       -0-
                                                -----    ------    -----    ------    ------
Total Distributions............................   .43       .33      .37       .47       .58
                                                -----    ------    -----    ------    ------
NET ASSET VALUE, END OF THE PERIOD............. $6.37    $ 6.58    $6.46    $ 6.10    $ 6.51
                                                =====    ======    =====    ======    ======

Common Share Market Price at End of the
  Period....................................... $5.58    $ 5.85    $5.81    $ 5.71    $ 6.33
Total Return (a)............................... 1.83%     6.62%    8.42%    -2.59%     5.05%
Net Assets at End of the Period (In
  millions).................................... $97.9    $101.1    $99.4    $ 93.8    $100.0
Ratio of Expenses to Average Net Assets........  .93%      .92%     .92%      .89%      .93%
Ratio of Net Investment Income to Average Net
  Assets....................................... 5.25%     5.17%    5.14%     6.29%     7.88%
Portfolio Turnover.............................  180%      225%     299%(b)   101%       46%

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(b) The Trust's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Trust's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Trust's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

 24                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Trust will segregate assets having an aggregate value at least equal to the amount of the when-issued, delayed delivery, or forward purchase commitments until payment is made. At December 31, 2005, the Trust had $10,004,807 of when-issued, delayed delivery or forward purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005 continued

payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2005, the Trust had an accumulated capital loss carryforward for tax purposes of $20,554,644, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$1,416,375..................................................  December 31, 2007
 1,347,021..................................................  December 31, 2008
 5,081,926..................................................  December 31, 2009
 6,212,026..................................................  December 31, 2010
 4,974,996..................................................  December 31, 2011
  442,022...................................................  December 31, 2012
 1,080,278..................................................  December 31, 2013

    At December 31, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $106,488,777
                                                              ============
Gross tax unrealized appreciation...........................  $  1,954,067
Gross tax unrealized depreciation...........................    (3,412,289)
                                                              ------------
Net tax unrealized depreciation on investments..............  $ (1,458,222)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included in ordinary income for tax purposes.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005 continued

    The tax character of distributions paid during the years ended December 31, 2005 and 2004 were as follows:

                                                                 2005          2004
Distribution paid from:
  Ordinary Income...........................................  $5,803,454    $5,081,293
  Long-term Capital Gains...................................         -0-           -0-
                                                              ----------    ----------
                                                              $5,803,454    $5,081,293
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to paydowns on mortgage-backed securities totaling $106,420 was reclassified to accumulated net realized loss from accumulated undistributed net investment income. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $241,339 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to consent fee income received from tender offers totaling $74,812 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference relating to book to tax amortization differences totaling $165,053 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $78,218
Undistributed long-term capital gains.......................        -0-

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, gains or losses recognized for tax purposes on open futures transactions at December 31, 2005 and post October losses which are not recognized for tax purposes at the first day of the following fiscal year.

F. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTION During the year ended December 31, 2005, the Trust's custody fee was reduced by $1,511 as a result of credits earned on cash balances.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

    For the year ended December 31, 2005, the Trust recognized expenses of approximately $6,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended December 31, 2005, the Trust recognized expenses of approximately $11,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $38,644,373 and $38,255,369, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $114,617,195 and 125,365,895, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, foreign currency exposure, or to generate potential gain. All of the Trust's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward commitment.

    Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005 continued

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FORWARD FOREIGN CURRENCY CONTRACTS Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/ loss on forward foreign currency contacts.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2005, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2004............................     -0-
Futures Opened..............................................     558
Futures Closed..............................................    (377)
                                                                ----
Outstanding at December 31, 2005............................     181
                                                                ====

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 7, 2006

VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43010
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended December 31, 2005. For corporate shareholders 1% of the distributions qualify for the dividends received deduction. As provided by the American Jobs Creation Act of 2004, certain interest-related dividends paid by the Trust to Foreign shareholders may not be subject to U.S. withholding tax. The Trust intends to designate up to a maximum of $5,803,454 as qualifying as interest-related dividends. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on October 28, 2005, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                   # OF SHARES
                                                              ----------------------
                                                               IN FAVOR     WITHHELD
------------------------------------------------------------------------------------
Rod Dammeyer................................................  13,639,271    885,753
Linda Hutton Heagy..........................................  13,645,907    879,753
Wayne W. Whalen.............................................  13,633,907    891,117

The other trustees of the Trust whose terms did not expire in 2005 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein, and Suzanne H. Woolsey.

VAN KAMPEN INCOME TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)              Trustee      Trustee     Chairman and Chief             66       Trustee/Director/Managing
Blistex Inc.                                 since 1997  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products
                                                         manufacturer. Director of
                                                         the Heartland Alliance, a
                                                         nonprofit organization
                                                         serving human needs based
                                                         in Chicago. Director of
                                                         St. Vincent de Paul
                                                         Center, a Chicago based
                                                         day care facility serving
                                                         the children of low
                                                         income families. Board
                                                         member of the Illinois
                                                         Manufacturers'
                                                         Association.

Jerry D. Choate (67)            Trustee      Trustee     Prior to January 1999,         64       Trustee/Director/Managing
33971 Selva Road                             since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Director of Valero
                                                         to January 1995,                        Energy Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)               Trustee      Trustee     President of CAC, L.L.C.,      66       Trustee/Director/Managing
CAC, L.L.C.                                  since 1997  a private company                       General Partner of funds
4350 LaJolla Village Drive                               offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Stericycle,
San Diego, CA 92122-6223                                 advisory services. Prior                Inc., Ventana Medical
                                                         to February 2001, Vice                  Systems, Inc., and GATX
                                                         Chairman and Director of                Corporation, and Trustee
                                                         Anixter International,                  of The Scripps Research
                                                         Inc., a global                          Institute. Prior to
                                                         distributor of wire,                    January 2005, Trustee of
                                                         cable and communications                the University of Chicago
                                                         connectivity products.                  Hospitals and Health
                                                         Prior to July 2000,                     Systems. Prior to April
                                                         Managing Partner of                     2004, Director of
                                                         Equity Group Corporate                  TheraSense, Inc. Prior to
                                                         Investment (EGI), a                     January 2004, Director of
                                                         company that makes                      TeleTech Holdings Inc.
                                                         private investments in                  and Arris Group, Inc.
                                                         other companies.                        Prior to May 2002,
                                                                                                 Director of Peregrine
                                                                                                 Systems Inc. Prior to
                                                                                                 February 2001, Director
                                                                                                 of IMC Global Inc. Prior
                                                                                                 to July 2000, Director of
                                                                                                 Allied Riser
                                                                                                 Communications Corp.,
                                                                                                 Matria Healthcare Inc.,
                                                                                                 Transmedia Networks,
                                                                                                 Inc., CNA Surety, Corp.
                                                                                                 and Grupo Azcarero Mexico
                                                                                                 (GAM).


VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (57)         Trustee      Trustee     Managing Partner of            64       Trustee/Director/Managing
Heidrick & Struggles                         since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                   executive search firm.                  in the Fund Complex.
Suite 7000                                               Trustee on the University
Chicago, IL 60606                                        of Chicago Hospitals
                                                         Board, Vice Chair of the
                                                         Board of the YMCA of
                                                         Metropolitan Chicago and
                                                         a member of the Women's
                                                         Board of the University
                                                         of Chicago. Prior to
                                                         1997, Partner of Ray &
                                                         Berndtson, Inc., an
                                                         executive recruiting
                                                         firm. Prior to 1996,
                                                         Trustee of The
                                                         International House
                                                         Board, a fellowship and
                                                         housing organization for
                                                         international graduate
                                                         students. Prior to 1995,
                                                         Executive Vice President
                                                         of ABN AMRO, N.A., a bank
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (54)           Trustee      Trustee     Director and President of      64       Trustee/Director/Managing
1744 R Street, NW                            since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.
                                                         foundation created to
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (70)              Trustee      Trustee     Prior to 1998, President       66       Trustee/Director/Managing
14 Huron Trace                               since 1997  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company. Director of the
                                                         Marrow Foundation.

VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)             Trustee      Trustee     President of Nelson            64       Trustee/Director/Managing
423 Country Club Drive                       since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the NASD,
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (65)       Trustee      Trustee     President Emeritus and         66       Trustee/Director/Managing
1126 E. 59th Street                          since 1997  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Director of Winston
                                                         Distinguished Service                   Laboratories, Inc.
                                                         Professor in the
                                                         Department of Economics
                                                         at the University of
                                                         Chicago. Prior to July
                                                         2000, President of the
                                                         University of Chicago.
                                                         Trustee of the University
                                                         of Rochester and a member
                                                         of its investment
                                                         committee. Member of the
                                                         National Academy of
                                                         Sciences, the American
                                                         Philosophical Society and
                                                         a fellow of the American
                                                         Academy of Arts and
                                                         Sciences.

Suzanne H. Woolsey, Ph.D. (64)  Trustee      Trustee     Chief Communications           64       Trustee/Director/Managing
815 Cumberstone Road                         since 2003  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004 and Director
                                                         Operating Officer from                  of Neurogen Corporation,
                                                         1993 to 2001. Director of               a pharmaceutical company,
                                                         the Institute for Defense               since January 1998.
                                                         Analyses, a federally
                                                         funded research and
                                                         development center,
                                                         Director of the German
                                                         Marshall Fund of the
                                                         United States, Director
                                                         of the Rocky Mountain
                                                         Institute and Trustee of
                                                         Colorado College. Prior
                                                         to 1993, Executive
                                                         Director of the
                                                         Commission on Behavioral
                                                         and Social Sciences and
                                                         Education at the National
                                                         Academy of
                                                         Sciences/National
                                                         Research Council. From
                                                         1980 through 1989,
                                                         Partner of Coopers &
                                                         Lybrand.

VAN KAMPEN INCOME TRUST

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE*

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE              TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (66)           Trustee      Trustee     Partner in the law firm        66       Trustee/Director/Managing
333 West Wacker Drive                        since 1997  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                        Meagher & Flom LLP, legal               in the Fund Complex.
                                                         counsel to funds in the                 Director of the Abraham
                                                         Fund Complex.                           Lincoln Presidential
                                                                                                 Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INCOME TRUST

TRUSTEES AND OFFICERS continued

OFFICERS

                                                TERM OF
                                               OFFICE AND
                               POSITION(S)     LENGTH OF
NAME, AGE AND                   HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                TRUST          SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)       President and     Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas  Principal         since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020           Executive                     since May 2003. Managing Director of Van Kampen Advisors
                             Officer                       Inc. since June 2003. Director of Investor Services since
                                                           September 2002. Director of the Adviser, Van Kampen
                                                           Investments and Van Kampen Exchange Corp. since January
                                                           2005. Managing Director of Morgan Stanley and Morgan
                                                           Stanley & Co. Incorporated. Managing Director and Director
                                                           of Morgan Stanley Investment Management Inc. Chief
                                                           Administrative Officer, Managing Director and Director of
                                                           Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                           Services Company Inc. Managing Director and Director of
                                                           Morgan Stanley Distributors Inc. and Morgan Stanley
                                                           Distribution Inc. Chief Executive Officer and Director of
                                                           Morgan Stanley Trust. Executive Vice President and Principal
                                                           Executive Officer of the Institutional and Retail Morgan
                                                           Stanley Funds. Director of Morgan Stanley SICAV. Previously
                                                           Chief Global Operations Officer of Morgan Stanley Investment
                                                           Management Inc. and Executive Vice President of funds in the
                                                           Fund Complex from May 2003 to September 2005.

Joseph J. McAlinden (63)     Executive Vice    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and     since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020           Chief Investment              Investment Management Inc. and Director of Morgan Stanley
                             Officer                       Trust for over 5 years. Executive Vice President and Chief
                                                           Investment Officer of funds in the Fund Complex. Managing
                                                           Director and Chief Investment Officer of Van Kampen
                                                           Investments, the Adviser and Van Kampen Advisors Inc. since
                                                           December 2002.

Amy R. Doberman (43)         Vice President    Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                    since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                         Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                           the Adviser. Vice President of the Morgan Stanley
                                                           Institutional and Retail Funds since July 2004 and Vice
                                                           President of funds in the Fund Complex since August 2004.
                                                           Previously, Managing Director and General Counsel of
                                                           Americas, UBS Global Asset Management from July 2000 to July
                                                           2004 and General Counsel of Aeltus Investment Management,
                                                           Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)       Vice President    Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas  and Secretary     since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                         Complex.

VAN KAMPEN INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                TERM OF
                                               OFFICE AND
                               POSITION(S)     LENGTH OF
NAME, AGE AND                   HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                TRUST          SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)        Chief Compliance  Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza             Officer           since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                 Director of Van Kampen Investments, the Adviser, Van Kampen
                                                           Advisors Inc. and certain other subsidiaries of Van Kampen
                                                           Investments, Vice President, Chief Financial Officer and
                                                           Treasurer of funds in the Fund Complex and head of Fund
                                                           Accounting for Morgan Stanley Investment Management Inc.
                                                           Prior to December 2002, Executive Director of Van Kampen
                                                           Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)         Chief Financial   Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza             Officer and       since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181   Treasurer                     of funds in the Fund Complex since August 2005. Prior to
                                                           June 2005, Vice President and Chief Financial Officer of
                                                           Enterprise Capital Management, Inc., an investment holding company.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of July 18, 2005, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                 920, 957, 107
                                                                  VIN ANR 2/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-00267P-Y02/06

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in March 2005 and a third time in August 2005 and a fourth time in September 2005. All four editions of Exhibit B are attached. Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)   Not applicable.

(e)   Not applicable.

(f)

      (1)   The Trust's Code of Ethics is attached hereto as Exhibit 12A.
      (2)   Not applicable.
      (3)   Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

  2004

                                               REGISTRANT     COVERED ENTITIES(1)
     AUDIT FEES.........................       $26,000        N/A

     NON-AUDIT FEES
               AUDIT-RELATED FEES.......       $0             $321,000(2)
               TAX FEES.................       $1,600(4)      $0
               ALL OTHER FEES...........       $0             $0
     TOTAL NON-AUDIT FEES...............       $1,600         $321,000

     TOTAL..............................       $27,600        $321,000

  2003
                                               REGISTRANT     COVERED ENTITIES(1)
     AUDIT FEES.........................       $24,780        N/A

     NON-AUDIT FEES
               AUDIT-RELATED FEES.......       $0             $198,000(2)
               TAX FEES.................       $1,550(3)      $0
               ALL OTHER FEES...........       $0             $0
     TOTAL NON-AUDIT FEES...............       $1,550         $198,000

     TOTAL..............................       $26,330        $198,000


      N/A- Not applicable, as not required by Item 4.

      (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

      (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

      (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

               AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1. STATEMENT OF PRINCIPLES

      The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

      The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

      For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

      The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

      The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

      The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

      The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2. DELEGATION

      As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3. AUDIT SERVICES

      The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

      In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

      The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4. AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

      The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5. TAX SERVICES

      The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

      Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6. ALL OTHER SERVICES

      The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

      The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

      A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

      Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. PROCEDURES

      All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9. ADDITIONAL REQUIREMENTS

      The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. COVERED ENTITIES

      Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

      -     Van Kampen Investments Inc.
      -     Van Kampen Asset Management
      -     Van Kampen Advisors Inc.
      -     Van Kampen Funds Inc.
      -     Van Kampen Investor Services Inc.
      -     Morgan Stanley Investment Management Inc.
      -     Morgan Stanley Trust Company
      -     Morgan Stanley Investment Management Ltd.
      -     Morgan Stanley Investment Management Company
      -     Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the

MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i. General.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

               - Approval of financial statements, director and auditor reports.

               -    General updating/corrective amendments to the charter.

               - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

     ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the

     Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.   The following proposals generally will be supported:

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

     iii. Auditors

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

      2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

      3.    Proposals to indemnify auditors will not be supported.

      iv.   Anti-Takeover Matters

      1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

      2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail;
            (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
            (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals for share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      2. The following proposals generally will not be supported (notwithstanding management support).

            - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Proposals to create "blank check" preferred stock.

            - Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1.    The following proposals generally will be supported:

            - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

            - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

            - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

      3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

      4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

      1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

      2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

      i.    Corporate Transactions

            - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

      ii.   Compensation

            - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

            - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      iii.  Other

            -     Proposals for higher dividend payouts.

            - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

            - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

            - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

            - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV. ADMINISTRATION OF POLICY

A. PROXY REVIEW COMMITTEE

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

            (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

      B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

            1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

            2. A material conflict of interest could exist in the following situations, among others:

            (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

            (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

            (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

      C. PROXY VOTING REPORTS

            (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

            (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                           FOR VAN KAMPEN INCOME TRUST

                                TRUST MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Trust is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust's portfolio are Gordon W. Loery, Michael Luo and Jaidip Singh, Executive Directors of the Adviser.

Mr. Loery has been associated with the Adviser in an investment management capacity since June 1990 and joined the team managing the Trust in April 2003. Mr. Luo has been associated with the Adviser in an investment management capacity since July 1998 and joined the team managing the Trust in April 2003. Mr. Singh has been associated with the Adviser in an investment management capacity since April 1996 and joined the team managing the Trust in April 2003.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is dated as of December 31, 2005.

As of December 31, 2005, Mr. Loery managed eleven mutual funds with a total of approximately $2.1 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $934 million in assets; and one other account with a total of approximately $1 thousand in assets.

As of December 31, 2005, Mr. Luo managed eight mutual funds with a total of approximately $9.3 billion in assets; no pooled investment vehicles other than mutual funds; and eight other accounts with a total of approximately $934.8 million in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets, had performance based fees.

As of December 31, 2005, Mr. Singh managed four mutual funds with a total of approximately $4.5 billion in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $118.6 million in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- Cash Bonus;

- Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated Trusts advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated open-end funds they manage that are included in the IMDCP fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment Trusts, including Trusts advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the Trusts/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the Trusts/accounts managed by the portfolio manager. In the case of the Trust, the Trust's investment performance is measured against the Lehman Brothers Municipal Bond Index and against appropriate rankings or rating prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Trust performance. Other Trusts/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such Trusts/accounts as set forth in such Trusts'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in Trusts, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2005, the dollar range of securities beneficially owned by each portfolio manager in the Trust is shown below:

      Gordon W. Loery:          None

      Michael Luo:              None

      Jaidip Singh:             None (1)

      (1) Not included in the table above, the portfolio manager has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Income Trust

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 9, 2006

By: /s/ Phillip G. Goff
    -------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: February 9, 2006